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Newtek Business Services, Inc.
NASDAQ: NEWT
FY 2010
Financial Results Conference Call
March 16, 2011  4:15 PM
Hosted By:
Barry Sloane, CEO and Chairman
Seth A. Cohen, CFO
Investor Relations Contact:
Barry Sloane
212-356-9500 ext. 10101
bsloane@thesba.com
Exhibit 99.2

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Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All
forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested b
y the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management's current expectations are contained in Newtek’s filings with the Securities and
Exchange Commission and available through http://www.sec.gov
Our Capcos operate under a different set of rules in each of the 7 jurisdictions and that these place varying requirements on the structure of our investments. In some cases, particularly in
Louisiana or in certain situations in New York, we do not control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations.

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FY 2010 Highlights
Announce FY 2010 consolidated net income of $1.4
million
Versus FY 2009 consolidated net loss of $(429)
thousand
Announce FY 2010 consolidated pretax net income of $877 thousand
Versus FY 2009 consolidated pretax net loss of $(4.0) million
Current 2011 annual guidance for consolidated revenue range of $119.6 million to $125.3 million
Current 2011 annual guidance for consolidated pretax net income range of
$1.2 million to $4.3 million

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FY 2010 Highlights
Announce FY 2010 consolidated revenue of $112.7 million
7% growth vs. FY 2009 of $105.7 million
Primary FY 2010 revenue trends in EPP and Web Hosting exceed
FY 2009 comparisons
Combined EPP and Web Hosting revenue for FY 2010 is $100.1 million
•
Versus FY 2009 of $88.5 million
•
13% growth
Small Business Finance segment posts pretax net income of $2.0 million for FY 2010 vs. a pretax net loss of $(2.3) million for FY
2009.

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FY 2010 Conference Call Agenda
FY 2010 financial performance, cash position, balance sheet, commentary, business trends, and 2011 guidance
Strategic mission as The Small Business Authority
New website launched: www.thesba.com (January 2011)

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FY 2010 Financial Results
FY 2010 vs. FY 2009 core operating segment revenue:
Electronic Payment Processing: $80.9 million - up 16% from
2009
Web Hosting: $19.2 million - up 2% from 2009
Small Business Finance: $9.4 million – up 28% from 2009
FY 2010 vs. FY 2009 core operating segment pretax net income:
Electronic Payment Processing: $5.7 million - up 31% from
2009
Web Hosting: $4.7 million - up 21% from 2009
Small Business Finance: $2.0 million - a $4.3 million
improvement from the pretax loss in 2009 of $(2.3) million

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Cash Position
$33.2 million in cash and cash equivalents, restricted
cash, and broker receivable at December 31, 2010, up
from $25.8 million at December 31, 2009.
Equates to $0.29 cash per share.
Equates to $0.93 cash per share when including restricted
cash and the broker receivable, which we received in
January 2011.
$(2.2) million of net cash used in operating activities for 2010 versus $3.1 million of net cash provided by operating
activities in 2009.
•
Primarily reflects the use of funds for lending and purchasing receivables in 2010.

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Developments in EPP
2010 EPP revenue up 16% over 2009
2010 EPP pretax net income up 31% over 2009
Cash flow positive business
Significant operating leverage
2010 EPP segment EBITDA of $7.4 million
versus 2010 guidance of $7.1 to $7.3 million
EPP segment does not have any debt
eCommerce : Single most important corporate initiative and identifier
NewtPay
“Meet or Beat” campaign launch

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Web Hosting Initiatives
2010 versus 2009:
Revenue up 2%
Pre-tax net income up 21%
Continued growth despite challenging market
Continue to invest in Web Hosting segment to support future growth
Continue to evaluate expenditures versus productivity, particularly in marketing, seeking additional cost savings where applicable
Currently above 60% real estate capacity in our data center
2010 Web Hosting segment EBITDA of $6.7 million
versus 2010 forecast of $6.6 to $6.7 million
Great marketing channel to target IT partners and web developers –
TechExec
Competitive at lower-end of the market

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Cloud Computing
What is it?
Outsourcing of hardware, software,
personnel, storage, data security and
responsibility and accountability for IT in
whole or part.
Why is it relevant?
Cost containment and efficiencies
Better service and management of resources
More security
More functionality

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Cloud Computing
Competition
Amazon
Microsoft
Other hosting companies and IT providers like
Rackspace Hosting (RAX)
Thesba has real US based cloud authority personnel to
service and talk to the customer
Thesba has a pay for what you use at the Cloud
Authority
• Bandwith
• Storage
• CPU

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Cloud Computing Why is this market important and why are we good at it? 12

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Small Business Finance
We have very good lending infrastructure (origination, underwriting, funding, servicing, and collection)
This infrastructure is valuable more so today
This sector offers the best opportunity for Newtek shareholders
109 to 114 pricing on governments
FDIC contract
We are an S&P rated commercial servicer
Closed S&P AA rated securitization for note issuance of $16 million in December 2010
Capital One Bank term note paid off in December 2010
Closed Capital One Bank $12 million line of credit to fund portions of loans guaranteed by the SBA
Closed a $10 million line with Sterling National Bank to fund accounts receivable finance business in February 2011
Obtained Letter of Intent on an additional $15 million warehouse line from Capital One
Bank to fund unguaranteed portions of SBA 7(a) loans until next securitization.

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Small Business Finance
Servicing Portfolio (in thousands):
2010 2009 Increase
Servicing for our loans $179,874 $ 142,513 $  37,361
Servicing for others $  73,062 $        794 $  72,268
Total servicing portfolio $ 252,936 $ 143,307 $109,629
We expect future growth in this business area.

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Reduced Effect of Capco on Consolidated Results Balance sheet illusionary leverage Management time Accounting cost Other miscellaneous costs 15

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Balance Sheet Items to Discuss
SBA loans transferred, subject to premium recourse
$31.2 million
Credits in lieu of cash
$35.5 million
Total assets
$165.0 million
Liability on SBA loans transferred, subject to premium recourse
$30.8 million
Notes payable in credits in lieu of cash
$35.5 million
Total liabilities
$109.4 million

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Future Year End Balance of Tax Credits 17 $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2011 2012 2013 2014 (in millions)

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Reduction of Capco Effect
Reduction of balance sheet
Credits in lieu of cash
Notes payable in credits in lieu of cash
Current percentage investment threshold and amount needed to reach 100%
Florida has sunset as per state law in December 2010
Alabama reached 100% investment threshold in December 2010

Capco
% Investment
threshold
$ Investments needed
to reach 100%
DC 60% 5,059,000
TX 67% 7,723,000
LA2 50% 1,808,457
LA4 78% 1,483,585
AL 100% -
FL 100% -

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What is our Growth Strategy Going
Forward?
The Small Business Authority brand through www.thesba.com
(launched January 2011)
Emphasize cross-selling and cross-marketing into the customer base which we are now doing
Continue to grow alliance channels as outsourcing of our services is attractive to banks, credit unions and other affinity groups
Outbound campaign with direct focus on small businesses through television and radio

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AUTHORITY™

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thesba.com
THE SMALL BUSINESS
AUTHORITY™

powered by Newtek

Our Strategy & Mission
We are a thought leader and destination for independent owner operators of small businesses.  The Small Business Authority provides products, services, and data to small and medium size businesses across the United States to grow their sales, reduce their expenses, reduce their risk and offer state of the art efficient business strategies, structures, and content to run their businesses.

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77 WABC Radio
“Reporting Live from The Small Business Authority Studios”
over 400 mentions per month
Over 250 sixty second radio commercials per month.  Hear our spots on www.thesba.com
click on community, then click on radio spots to hear our personalities, like
Imus, Hannity, Levin, Kudlow, Batchelor and McIntyre broadcast our spots
The Small Business Authority Hour
The first Saturday of every month on 77 WABC and WABCradio.com (click listen
live)
Our show for independent business owners and operators
Go to our website
www.thesba.com,
click on community and then radio
spots to listen to the podcasts

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WABC Radio
“The Imus in the Morning Show” – broadcast Monday through
Friday, 6am EST to 9:20am EST on 77 WABC and Fox
Business News
See Warner Wolfe broadcast sports from the SBAS several
times each morning
See Bernard McGirk broadcast his “Bernie Briefing” from the
SBAS several times each morning
Backdrop
Microphone flags
Testing for future growth for Thesba brand and direct-to-market distribution
SBAS – Small Business Authority Studios

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SB Authority Index
Financial barometer for small business economy
Made up of eight primary business and economic components
of the small business economy
SB Authority Index released at beginning of every month
Available in our newsletter with over 50,000 in distribution
Available on our website now at www.thesba.com

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SB Authority Market Sentiment Survey
On a monthly basis, delivers the pulse of the small business economy by polling our client base on topical issues like health care, the lending environment and other important issues
effecting small businesses
Usually poll in excess of 1,000 respondents
Released once per month
Results are available in our newsletter with over 50,000 in
distribution
Available to all to participate and view results on our website at
www.thesba.com

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Small Business Authority Hour
Live radio for small business on the first Saturday of every month broadcasting from The Small Business Authority Studios on 77 WABC or nationally at WABCRadio.com
Produced and directed by Newtek for independent business
owners and operators
Discussing key small business issues like health care and the business lending environment
Special guests, small business news and call-ins each and
every month

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Marketing Focus

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Strategic Alliance Partner Channel
Still our workhorse for distribution, clientele and relationships
Driven by Newtracker™ which has a patent pending
Referral volume continues to grow on a consolidated basis
CUNA Latino Coalition
Pershing Morgan Stanley Smith Barney
Chartis New York Community Bank
* Plus a very large alliance to be announced within 2 weeks.

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Small Business Authority Channel
Grow internet web based direct business
through search
through branding on TV, radio, print and public relations
Increased recognition as the authority on business issues for small businesses
Grow as the destination spot for independent owner/operator
businesses
Become recognized as best of breed in each area of:
Lending Electronic payment processing
Insurance brokerage Outsourced technology managed services
Business information Payroll
Data storage Health insurance

In Conclusion 29

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Annual Pretax (Loss) Income Trend -18 -12 -6 0 6 2007 Actual 2008 Actual 2009 Actual 2010 Actual 2011 Forecast Midpoint 30 Pretax Net (Loss) Income $(17.5) $(13.1) $(4.0) $0.9 in millions $2.8

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2011 Current Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2011 Full Year
Revenue 79.1 82.5 19.9 20.7 17.1 18.5 1.6 1.8 1.0 1.0
Pretax Net Income (Loss) 5.8 6.3 4.7 5.3 3.4 4.8 (1.2) (1.0) (9.7) (9.3)
Interest Expense - - 0.1 0.1 1.5 1.7 - - - -
Depreciation and Amortization 1.4 1.4 1.7 1.7 1.0 1.0 0.1 0.1 0.3 0.3
EBITDA 7.2 7.7 6.5 7.1 5.9 7.5   (1.1) (0.9) (9.3) (8.9)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2011 Full Year
Revenue 118.7 124.4 2.5 2.5 (1.6) 119.6 125.3
Pretax Net Income (Loss) 3.0 6.1 (1.8) (1.8) - 1.2 4.3

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Consolidated Annual Pretax Income (Loss) Year Amount (in millions) 2007 $(17.5) 2008 $(13.1) 2009 $(4.0) 2010 $0.9 2011 (Forecast range midpoint) $2.8 32

Financial Review Seth A. Cohen - CFO

Non-GAAP Financial Measures
In evaluating its business, Newtek considers and uses EBITDA as a supplemental measure of its operating performance.  The Company defines EBITDA as earnings before interest expense, taxes, depreciation and amortization.  Newtek uses EBITDA as a supplemental measure to review and assess its operating performance. The Company also presents EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.
The term EBITDA is not defined under U.S. generally accepted accounting principles, or U.S.
GAAP, and is not a measure of operating income(loss), operating performance or liquidity presented in accordance with U.S. GAAP.  EBITDA has limitations as a analytical tool and, when assessing the Company’s operating performance, investors should not consider EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.  Among other things, EBITDA does not reflect the
Company’s actual cash expenditures.  Other companies may calculate similar measures differently than Newtek, limiting their usefulness as comparative tools.  Newtek compensates for these limitations by relying primarily on its GAAP results and using EBITDA only supplementally.

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Cash Position
Balance at
December 31, 2010
Balance at
December 31, 2009
Cash and cash equivalents $10,382 $12,581
Restricted cash $10,747 $6,739
Broker receivable $12,058 $6,467
Total $33,187 $25,787
Bank notes payable $28,053 $16,298

In thousands of dollars

FY 2010 Actual vs. FY 2009 Actual
Revenue For
The Year Ended
December 31,
2010 Actual
Revenue For
The Year Ended
December 31,
2009 Actual
Pretax Net
Income (Loss)
For The Year
Ended December
31, 2010 Actual
Pretax Net
Income (Loss)
For The Year
Ended December
31, 2009 Actual
EBITDA For The
Year Ended
December 31,
2010 Actual
EBITDA For
The Year Ended
December 31,
2009 Actual
Electronic
Payment
Processing
80.936 69.688 5.718 4.353 7.354 6.112
Web Hosting 19.168 18.858 4.730 3.925 6.665 6.623
Small
Business
Finance
9.371 7.308 2.045 (2.295) 4.751 0.121
All Other 1.347 2.413 (1.602) (0.368) (1.467) (0.238)
Corporate
Activities
2.257 3.210 (6.816) (5.940) (6.504) (5.503)
CAPCO 2.442 7.983 (3.198) (3.677)
Interco
Eliminations
(2.802) (3.749)
Totals 112.719 105.711 0.877 (4.002)

In millions of dollars

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FY 2010 Guidance vs. FY 2010 Actual
Revenue
Guidance
Revenue
Actual
Pretax Net
Income (Loss)
Guidance
Pretax Net
Income (Loss)
Actual
EBITDA
Guidance
EBITDA
Actual
Electronic
Payment
Processing
81.0 – 81.2 80.936 5.5 – 5.7 5.718 7.1 – 7.3 7.354
Web Hosting 19.2 – 19.4 19.168 4.7 – 4.8 4.730 6.6 – 6.7 6.665
Small
Business
Finance
9.1 – 9.3 9.371 1.6 – 1.9 2.045 4.1 – 4.4 4.751
All Other 1.2 – 1.3 1.347 (1.5) – (1.2) (1.602) (1.4) – (1.1) (1.467)
Corporate
Activities
2.0 – 2.0 2.257 (7.3) – (7.1) (6.816) (6.9) – (6.8) (6.504)
CAPCO 2.5 – 2.5 2.442 (3.0) – (3.0) (3.198)
Interco
Eliminations
(2.6)– (2.6) (2.802)
Totals 112.4 – 113.1 112.719 0.0 – 1.0 0.877

In millions of dollars
* Note: totals may not add due to rounding

2011 Current Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2011 Full Year
Revenue 79.1 82.5 19.9 20.7 17.1 18.5 1.6 1.8 1.0 1.0
Pretax Net Income (Loss) 5.8 6.3 4.7 5.3 3.4 4.8 (1.2) (1.0) (9.7) (9.3)
Interest Expense - - 0.1 0.1 1.5 1.7 - - - -
Depreciation and Amortization 1.4 1.4 1.7 1.7 1.0 1.0 0.1 0.1 0.3 0.3
EBITDA 7.2 7.7 6.5 7.1 5.9 7.5   (1.1) (0.9) (9.3) (8.9)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2011 Full Year
Revenue 118.7 124.4 2.5 2.5 (1.6) 119.6 125.3
Pretax Net Income (Loss) 3.0 6.1 (1.8) (1.8) - 1.2 4.3

2011 Previous Segment Guidance

*Note: totals may not add due to rounding
In millions of dollars
Electronic Small
Payment Web Business All Corporate
Processing Hosting Finance Other Activities
Low High Low High Low High Low High Low High
2011 Full Year
Revenue 86.7 90.3 19.9 20.7 14.2 15.8 1.8 2.2 1.2 1.2
Pretax Net Income (Loss) 5.8 6.3 4.7 5.3 3.4 4.8 (0.9) (0.7) (8.9) (8.6)
Interest Expense - - 0.1 0.1 2.4 2.6 - - - -
Depreciation and Amortization 1.4 1.4 1.9 1.9 0.8 0.8 0.1 0.1 0.3 0.3
EBITDA 7.2 7.7 6.7 7.3 6.6 8.2   (0.8) (0.6) (8.5) (8.2)
Total
Business CAPCO Intercompany
Segments Segment Eliminations Total
Low High Low High Low High
2011 Full Year
Revenue 123.8 130.2 2.5 2.5 (1.9) 124.4 130.8
Pretax Net Income (Loss) 4.1 7.1 (2.1) (2.1) - 2.0 5.0

Going Forward: 2011 Barry Sloane - CEO

Questions & Answers

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Addendum

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Pretax Income
(Loss) for 2010
Interest Expense
for 2010
Depreciation and
amortization for 2010
2010
EBITDA
Electronic Payment
Processing
5.718 0.004 1.632 7.354
Web Hosting 4.730 0.107 1.828 6.665
Small Business Finance 2.045 1.916 0.790 4.751
All Other (1.602) - 0.135 (1.467)
Corporate Activities (6.816) - 0.312 (6.504)
Pretax Income
(Loss) for 2009
Interest Expense
for 2009
Depreciation and
amortization for 2009
2009
EBITDA
Electronic Payment
Processing
4.353 0.005 1.754 6.112
Web Hosting 3.925 0.123 2.575 6.623
Small Business Finance (2.295) 1.485 0.931 0.121
All Other (0.368) - 0.130 (0.238)
Corporate Activities (5.940) - 0.437 (5.503)
EBITDA Reconciliation
EBITDA Reconciliation from Net Income (Loss)
For the year ended December 31, 2010
In millions of dollars
EBITDA Reconciliation from Net Income (Loss)
For the year ended December 31, 2009
In millions of dollars